UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



                                  June 8, 2000
                                ----------------
                                 Date of Report
                           (Date of earliest reported)

                            AUCTIONANYTHING.COM, INC.
                 ----------------------------------------------
              (Exact name of registrant as specified in it charter)

         DELAWARE                    0-27865                13-264091
     ------------------           -------------          --------------
    (State of other                (Commission          (IRS Employer
    jurisdiction of incorporation) File Number)         Identification No.)

             35 WEST PINE STREET, SUITE 211, ORLANDO, FLORIDA 32801
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                    (Address of principal executive offices)

                                 (407) 481-2140
                              --------------------
                           (Issuer's telephone number)

                                 Not Applicable
                               -------------------
                        (Former Name and Former Address)

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ITEM 1.          CHANGES IN CONTROL OF REGISTRANT

        Not applicable.

ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS

        Not applicable.


ITEM 3.          BANKRUPTCY OR RECEIVERSHIP

        Not applicable.

ITEM 4.          CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        Not applicable

ITEM 5.          OTHER EVENTS

         On June 8, 2000, Dennis A. Kurir, director and former CEO Emeritus of Registrant, was terminated as an employee and officer of the Registrant. Mr. Kurir remains a director of the Registrant.

ITEM 6.          RESIGNATIONS OF REGISTRANT'S DIRECTORS

        Not applicable.

ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS

        Not applicable.

ITEM 8.          CHANGE IN FISCAL YEAR

        Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     AUCTIONANYTHING.COM, INC.


                                                     By:  /s/  Martin M. Meads
                                                          --------------------
Date: June 20, 2000                                  Martin M. Meads
                                                     Chief Executive Officer